zulily Announces Second Quarter 2015 Results

SEATTLE, WA - August 5, 2015 - zulily, inc. (NASDAQ: ZU), a leading online retailer, today reported financial results for its second quarter ended June 28, 2015.

Second Quarter Financial Highlights

•	Net sales increased to $297.6 million, up 4% year over year.

•	Gross profit increased to $92.5 million, up 14% year over year. Gross margin increased to 31.1%, up 270 basis points year over year.

•	Non-GAAP adjusted EBITDA was $14.2 million compared to $14.4 million in the prior year; net income was $3.5 million compared to $7.8 million in the prior year.

•	Non-GAAP diluted net income per share was $0.06 compared to $0.09 in the prior year; diluted net income per share was $0.03 compared to $0.06 in the prior year.

•	Cash, cash equivalents, and short-term investments totaled $313.6 million as of June 28, 2015.

"Our second quarter revenue came in at the high end of our prior guidance, with some upside on profitability. We continued to realize efficiencies from significant capital investments in supply chain operations made in 2014 and demonstrated discipline around our cost structure." said Darrell Cavens, President and Chief Executive Officer of zulily. "We've made good progress on our marketing strategy and we've materially improved our site experience, merchandising selection and order execution to deliver an incredibly unique customer experience focused on surprise and delight, every day."

Other Highlights

•	Active customers grew to 4.9 million by the end of Second Quarter 2015, an increase of 19% year over year.

•	Total orders placed increased to 5.8 million for the Second Quarter 2015, an increase of 7% year over year.

•	Average order value was $53.63 for the Second Quarter 2015 compared to $53.85 for the Second Quarter 2014.

•	For the 12 months ended June 28, 2015, 88% of orders were placed by customers who had previously purchased from zulily.

•	In the Second Quarter 2015, approximately 56% of orders were placed from a mobile device, up from approximately 49% in the Second Quarter 2014.

Third Quarter and Fiscal Year 2015 Outlook
The following forward-looking statements reflect zulily's expectations as of August 5, 2015.

Expectations for the Third Quarter 2015 (Quarter Ending September 27, 2015):

•	Net sales between $300 million and $325 million.

•	Non-GAAP adjusted EBITDA between $5.0 million and $15.0 million.

Expectations for the Fiscal Year 2015 (Year Ending January 3, 2016):

•	Net sales between $1.3 billion and $1.4 billion.

•	Non-GAAP adjusted EBITDA between $55.0 million and $70.0 million.

•	Capital expenditures between $35.0 million and $40.0 million, the majority of which will benefit zulily's fulfillment centers to support its growth and drive productivity.

Key Financial and Operating Metrics
zulily measures its business using both financial and operating metrics. zulily's management and board of directors use these metrics to assess the progress of zulily's business, make decisions on where to allocate capital, time and technology investments and assess the near-term and longer-term performance of zulily's business.
The key financial and operating metrics for the three months ended June 28, 2015 and June 29, 2014 are:

	Three Months Ended
	June 28, 2015	June 29, 2014	Change	% Change

	(in thousands, except revenue per active customer, average order value and per share amounts)
Adjusted EBITDA	$14,160	$14,449	$(289)	(2)%
Free cash flow	$(3,756)	$89	$(3,845)	(4,320)%
Active customers	4,943	4,148	795	19%
Revenue per active customer	$60	$69	$(9)	(13)%
Total orders placed	5,790	5,398	392	7%
Average order value	$53.63	$53.85	$(0.22)	—%
Non-GAAP diluted net income per share	$0.06	$0.09	$(0.03)	(33)%

To supplement zulily's unaudited consolidated financial statements as of June 28, 2015 presented in accordance with generally accepted accounting principles ("GAAP"), this press release and the accompanying tables and the related earnings conference call contain certain operating metrics including active customers, revenue per active customer, total orders placed and average order value, as well as non-GAAP financial measures, including adjusted EBITDA, free cash flow, and diluted net income (loss) per share as measures of certain components of its operating and financial performance.
zulily's management believes that non-GAAP adjusted EBITDA, non-GAAP free cash flow, and non-GAAP diluted net income (loss) per share as defined below provide useful supplemental information to investors and others in understanding and evaluating zulily's operating results in the same manner as its management and board of directors. zulily's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures used by zulily may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies, including other companies in zulily's industry. Whenever zulily uses such non-GAAP financial measures, it provides a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Adjusted EBITDA
zulily calculates non-GAAP adjusted EBITDA as earnings before interest and other income and expense, taxes, depreciation, amortization and stock-based compensation expense.
Adjusted EBITDA is included because it is a key measure used by zulily's management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of stock-based compensation, excludes an item that is not considered to be indicative of zulily's core operating performance. Investors should, however, understand that stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in zulily's business and an important part of the compensation provided to employees.
A reconciliation of non-GAAP adjusted EBITDA to net income, the most directly comparable GAAP financial measure, for the periods presented is as follows:

	Three Months Ended
	June 28, 2015	June 29, 2014

	(in thousands)
Net income	$3,540	$7,756
Excluding:
Interest income (expense)—net	162	92
Other income (expense)—net	8	(11)
Taxes	1,915	—
Depreciation and amortization	4,444	3,117
Stock-based compensation expense	4,431	3,657
Adjusted EBITDA	$14,160	$14,449

Free Cash Flow

zulily calculates non-GAAP free cash flow as net cash provided by (used in) operating activities less net cash used in capital expenditures. Free cash flow is included because it is a key measure used by zulily's management and board of directors. zulily's management believes free cash flow is an important indicator of its business performance because it measures the amount of cash zulily generates. Free cash flow also reflects changes in working capital.

A reconciliation of non-GAAP free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP financial measure, for the periods presented is as follows:

	Three Months Ended
	June 28, 2015	June 29, 2014

	(in thousands)
Net cash provided by (used in) operating activities	$5,965	$21,865
Capital expenditures	(9,721)	(21,776)
Free cash flow	$(3,756)	$89

Active Customers

zulily defines an active customer as an individual customer who has purchased from zulily at least once in the last year, measured from the last date of a period. zulily views the number of active customers as a key indicator of its growth, the reach of its sites, the value proposition and consumer awareness of its brand, the continued use of its sites by its customers and their desire to purchase its products. The number of active customers drives both net sales and zulily's appeal to vendors.

Revenue Per Active Customer

zulily defines revenue per active customer as total net sales divided by total number of active customers in any particular period. zulily's management views revenue per active customer as a key indicator of its customers’ pattern of use of its sites to purchase its products and a measure of its customers’ demand.

Total Orders Placed

zulily defines total orders placed as the total number of customer orders placed by its customers in any period. zulily's management views total orders placed as a key indicator of the velocity of its business and an indication of the desirability of its products and sites to its customers.

Average Order Value

zulily defines average order value as the sum of the total order values (including shipping and handling charges) in a given period divided by the total orders placed in that period. zulily's management views average order value as a key indicator of the desirability of its products and sites to its customers.

Non-GAAP Diluted Net Income (Loss) per Share

zulily calculates non-GAAP diluted net income (loss) per share by adding stock-based compensation expense to its GAAP net income (loss). zulily does not add back tax adjustments related to stock-based compensation, as zulily has a relatively short history of taxable income and applicable effective tax rates, which makes inclusion of such adjustments less useful to investors and others. zulily's management believes non-GAAP diluted net income (loss) per share is an important indicator of its business performance as this measure facilitates comparisons on a period-to-period basis, which provides useful information to zulily's management and board of directors in understanding past financial performance and future results. zulily's management believes that adding back stock-based compensation expense to zulily's non-GAAP diluted net income (loss) per share financial measure for all periods presented provides a more meaningful comparison between its operating results from period to period because of varying available valuation methodologies, subjective assumptions, the variety of equity instruments that can impact a company’s non-cash expenses and the inability of the expense to directly relate to performance in any particular period.
A reconciliation of non-GAAP net income (loss) attributable to common stockholders to GAAP net income (loss) attributable to common stockholders, the most directly comparable GAAP financial measure, and non-GAAP diluted shares to GAAP diluted shares, the most directly comparable GAAP financial measure, in order to calculate non-GAAP diluted net income (loss) per share, is as follows:

	Three Months Ended
	June 28, 2015	June 29, 2014

	(in thousands, except share and per share amounts)

GAAP net income attributable to common stockholders	$3,540	$7,756
Add: Stock-based compensation expense	4,431	3,657
Non-GAAP net income attributable to common stockholders	$7,971	$11,413

GAAP Weighted average shares used to compute diluted net income per Class A and Class B common share	125,977,444	133,066,635
Non-GAAP diluted net income per share attributable to Class A and Class B common stockholders	$0.06	$0.09

Forward-Looking Statements
This press release contains forward-looking statements that include risks and uncertainties, including, without limitation, all statements related to future financial and business performance for the third quarter and full year 2015, investments in zulily’s technology and infrastructure, use of zulily’s mobile platform and applications, technical innovations, market opportunity and plans to grow zulily’s business. Words such as "expect," "anticipate," "believe," "project," "will" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon zulily’s current expectations. Forward-looking statements involve risks and uncertainties and reported results should not be considered as an indication of future performance. zulily’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to its short operating history in an evolving industry, its ability to manage its growth, its ability to maintain profitability, its ability to forecast net sales and plan expenses accordingly, competition, its ability to attract and retain customers in a cost effective manner, its ability to acquire products on reasonable terms, general economic conditions, consumer spending, product assortment, its fluctuating operating results, seasonality in its business, its flash sales business model, demand for its products, the strength of its brand, fraud, system interruptions, its ability to fulfill orders and other risks and uncertainties detailed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its most recent Annual Report on Form 10-K and subsequent reports filed with or furnished to the Securities and Exchange Commission, or SEC, in particular its Quarterly Report on Form 10-Q for the quarter ended June 28, 2015 to be filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and zulily undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Conference Call
zulily will host a conference call to discuss its Second Quarter 2015 financial results today at 2:00 p.m. PT/5:00 p.m. ET. A live webcast of the conference call may be accessed at http://investor.zulily.com. Following the completion of the call, a recorded replay of the webcast will be available for 30 days at the same Internet address. This call will contain forward-looking statements and other material information regarding zulily's financial and operating results. In the event that any non-GAAP financial measure is discussed on the conference call that is not described in this press release, related complementary information will be made available at http://investor.zulily.com as soon as practicable after the conclusion of the conference call.

About zulily, inc.
zulily (http://www.zulily.com) is a retailer obsessed with bringing customers special finds every day—all at incredible prices. zulily features an always-fresh curated collection for the whole family, including clothing, shoes, home décor, toys, gifts and more. Unique products from up-and-coming brands are featured alongside favorites from top brands, giving customers something new to discover each morning. zulily was launched in 2010 and is headquartered in Seattle. zulily’s shares are traded on the NASDAQ Global Select Market under the symbol ZU.

Contact:

zulily, inc.
Erica Yamamoto, 206.724-0500 x. 4363 (Investors)
eyamamoto@zulily.com
or
Andrea Conrad, 206.724-0500 x. 4805 (Media)
aconrad@zulily.com

ZULILY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except share and per share amounts)
(Unaudited)

	Three Months Ended
	June 28, 2015	June 29, 2014

NET SALES	$297,561	$285,013
COST OF SALES (1)	205,072	204,057
GROSS PROFIT	92,489	80,956
OPERATING EXPENSES (1):
Marketing	26,896	24,282
Selling, general and administrative	60,308	48,999
TOTAL OPERATING EXPENSES	87,204	73,281
INCOME FROM OPERATIONS	5,285	7,675
INTEREST INCOME (EXPENSE)—Net	162	92
OTHER INCOME (EXPENSE)—Net	8	(11)
NET INCOME BEFORE PROVISION FOR INCOME TAXES	5,455	7,756
PROVISION (BENEFIT) FOR INCOME TAXES	1,915	—
NET INCOME	$3,540	$7,756
Net income attributable to Class A and Class B common stockholders	$3,540	$7,756
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.03	$0.06
Diluted	$0.03	$0.06
Weighted average shares outstanding used to compute net income attributable to Class A and Class B common stockholders:
Basic	123,651,423	124,423,877
Diluted	125,977,444	133,066,635

(1) Includes stock-based compensation as follows:

	Three Months Ended
	June 28, 2015	June 29, 2014

	(in thousands)
Cost of sales	$91	$51
Marketing expenses	249	145
Selling, general and administrative expenses	4,091	3,461
Total stock-based compensation expense	$4,431	$3,657

ZULILY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands except share and per share amounts)
(Unaudited)

	June 28, 2015	December 28, 2014

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$282,066	$242,292
Short-term investments	31,533	131,528
Accounts receivable	10,678	8,342
Inventories	19,934	17,373
Prepaid expenses and other current assets	9,243	8,165
Deferred income taxes — Net	4,449	4,449
Total current assets	357,903	412,149
PROPERTY AND EQUIPMENT — Net	89,571	78,898
OTHER NON-CURRENT ASSETS	1,002	1,331
Total assets	$448,476	$492,378
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$73,380	$109,267
Accrued expenses	34,241	39,474
Deferred revenue	50,603	44,243
Total current liabilities	158,224	192,984
DEFERRED INCOME TAXES — Net	5,190	5,012
OTHER NON-CURRENT LIABILITIES	26,546	18,419
Total liabilities	189,960	216,415
STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001 par value—2,000,000 shares authorized as of June 28, 2015 and December 28, 2014; zero shares issued and outstanding as of June 28, 2015 and December 28, 2014	—	—
Class A common stock, $0.0001 par value—500,000,000 shares authorized as of June 28, 2015 and December 28, 2014; 69,876,504 shares issued and 67,613,315 shares outstanding as of June 28, 2015 and 61,327,351 shares issued and outstanding as of December 28, 2014	7	6
Class B common stock, $0.0001 par value—275,000,000 shares authorized as of June 28, 2015 and December 28, 2014; 56,268,788 and 64,115,226 shares issued and outstanding as of June 28, 2015 and December 28, 2014, respectively	6	7
Treasury stock, at cost—2,263,189 shares and zero shares as of June 28, 2015 and December 28, 2014, respectively	(31,315)	—
Additional paid-in capital	319,083	306,197
Accumulated other comprehensive loss	(75)	(3)
Accumulated deficit	(29,190)	(30,244)
Total stockholders’ equity	258,516	275,963
Total liabilities and stockholders' equity	$448,476	$492,378

ZULILY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Six Months Ended
	June 28, 2015	June 29, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,054	$4,806
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	8,927	5,518
Stock-based compensation	8,762	6,831
Excess tax benefit from stock-based compensation	129	—
Deferred income taxes	49	—
Loss on disposal of assets	274	121
Other	349	—
Changes in operating assets and liabilities:
Accounts receivable	(2,339)	(3,757)
Inventories	(2,568)	(5,649)
Prepaid expenses and other assets	(981)	(1,517)
Accounts payable	(36,133)	2,497
Accrued expenses and other liabilities	2,903	6,031
Deferred revenue	6,365	24,390
Net cash (used in) provided by operating activities	(13,209)	39,271
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(19,540)	(37,537)
Purchases of short-term and other investments	(163,560)	(59,996)
Proceeds from maturity and sale of short-term and other investments	263,500	25,000
Net cash provided by (used in) investing activities	80,400	(72,533)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	4,059	1,526
Excess tax benefit from stock-based compensation	(129)	—
Payments of deferred offering costs	—	(385)
Debt issuance costs	—	(409)
Repurchase of Class A common stock	(31,315)	—
Net cash (used in) provided by financing activities	(27,385)	732
Effect of exchange rate changes on cash and cash equivalents	(32)	(2)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	39,774	(32,532)
CASH AND CASH EQUIVALENTS—Beginning of period	242,292	290,089
CASH AND CASH EQUIVALENTS—End of period	$282,066	$257,557
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:
Payable for capital purchases	$558	$1,851
Stock-based compensation capitalized	193	16